UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

AN2 Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AN2Therapeutics P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! AN2 Therapeutics, Inc. Annual Meeting of Stockholders Wednesday, June 19, 2024 8:00 AM, Pacific Time 1800 El Camino Real, Suite D Menlo Park, California 94027 Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 19, 2024 For Stockholders of record as of April 23, 2024 To order paper materials, use one of the following methods. For a convenient way to view proxy materials, vote, and obtain directions to attend the meeting go to www.proxydocs.com/ANTX To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or e-mail copy of the proxy materials, which include the Notice and Proxy Statement and Annual Report, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 7, 2024. R Internet: www.investorelections.com/ANTX Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

AN2Therapeutics AN2 Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: "FOR" each of the nominees in Proposal 1 and "FOR" Proposals 2 and 3 1. 2. 3. PROPOSAL To elect the nominees Margaret FitzPatrick, Patricia Martin, and Melvin Spigelman, M.D. as Class II directors until the 2027 annual meeting of stockholders or until their respective successors have been elected or appointed. 1.01 Margaret FitzPatrick 1.02 Patricia Martin 1.03 Melvin Spigelman, M.D. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. To approve the amendment and restatement of the certificate of incorporation to provide for the exculpation of officers. NOTE: In their discretion, the proxies are authorized to vote upon such other business properly brought before the Annual Meeting or any adjournments or postponements thereof.